Accounts Receivable, net (Details) - USD ($)	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accounts Receivable, net
Gross accounts receivables	$ 2,929,064	$ 6,560,291	$ 4,989,260
Distribution service fees	(537,363)	(972,652)	(2,061,481)
Chargebacks accrual		(121,269)	(60,507)
Cash discount allowances	(135,527)	(84,601)	(235,867)
Allowance for doubtful accounts	(303,753)	(228,800)	(26,275)
Total accounts receivable, net	$ 1,952,421	$ 5,152,969	$ 2,605,130